UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 9, 2019

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Poverty Dignified, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55558	46-3754609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6428 W. Wilkinson Boulevard, Suite 305 Belmont, North Carolina	28012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (928) 713-2386

Not Applicable

(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective the 9th day of July 2019, Poverty Dignified, Inc. (the “Company”) completed the acquisition of 100% of outstanding equity securities of Sun Ovens International, Inc., an Illinois corporation, in exchange of 1,000,000 shares of common stock of the Company issued to the shareholders of Sun Ovens International, Inc. Effective on closing of the Stock Purchase Agreement, July 9, 2019, Sun Ovens International, Inc. became a wholly owned subsidiary of the Company.

Sun Ovens International Inc. is in the business of manufacturing and sales and distribution of Sun Oven solar cooker products in both domestic and international markets. The Sun Oven harnesses the natural and clean power of the sun to cook or bake unbelievably most and delicious food, while allowing the owner to be prepared for an emergency, reduce energy costs and benefit the environment around the world.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 above, on closing of the Stock Purchase Agreement we issued 1,000,000 shares of restricted common stock in exchange for all of the issued and outstanding shares of Sun Ovens International, Inc.

We issued the shares without registration with the Securities and Exchange Commission or any state securities regulator in reliance on Section 4(a)(2) of the Securities Act of 1933.

None of the former shareholders of Sun Ovens International, Inc. will own more that 5% of the issued and outstanding shares of the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Rule 3-05(b) of Regulation S-X for Sun Ovens International, Inc. is not currently available. Such financial information shall be filed by amendment to this report on Form 8-K.

(b) Pro forma financial information.

The pro forma consolidated financial information for the Company and Sun Ovens International, Inc., which is required to be filed as part of this Current Report on Form 8-K is not currently available. Such financial information shall be filed by amendment to this report on Form 8-K.

(c) Exhibits.

The Agreement for Acquisition for 100% Ownership of Sun Ovens International, Inc. will be filed as an exhibit by amendment to this report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POVERTY DIGNIFIED, INC.

Date: July 16, 2019	By:	/s/ Matthew D. Alpeter
	Name:	Matthew D. Alpeter
	Title:	Chief Executive Officer and Director

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